POWER OF ATTORNEY

 Know all by these presents, that the undersigned

hereby constitutes and appoints each of Constantine

Alexander, James E. Dawson and Michelle L. Basil,

signing singly, the undersigned's true and lawful

attorney-in-fact to:

(1) execute for and on behalf of the undersigned,

in the undersigned's capacity as an officer and/or

director of Nabi Biopharmaceuticals (the "Company"),

Forms 3, 4 and 5 in accordance with Section 16(a) of

the Securities Exchange Act of 1934 and the rules

thereunder;

(2) do and perform any and all acts for and on behalf

of the undersigned which may be necessary or desirable

to complete and execute any such Form 3, 4 or 5, and

timely file such form with the United States Securities

and Exchange Commission and any stock exchange or similar

authority; and

(3) take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of

such attorney-in-fact, may be of benefit to, in the best

interest of, or legally required by, the undersigned, it

being understood that the documents executed by such

attorney-in-fact on behalf of the undersigned pursuant to

this Power of Attorney shall be in such form and shall

contain such terms and conditions as such attorney-in-fact

may approve in such attorney-in-fact's discretion.

 The undersigned hereby grants to each such

attorney-in-fact full power and authority to do and perform

any and every act and thing whatsoever requisite, necessary,

or proper to be done in the exercise of any of the rights

and powers herein granted, as fully to all intents and

purposes as the undersigned might or could do if personally

present, with full power of substitution or revocation,

hereby ratifying and confirming all that such attorney-in-fact,

or such attorney-in-fact's substitute or substitutes, shall

lawfully do or cause to be done by virtue of this power of

attorney and the rights and powers herein granted.  The

undersigned acknowledges that the foregoing attorneys-in-fact,

in serving in such capacity at the request of the undersigned,

re not assuming, nor is the Company assuming, any of the

undersigned's responsibilities to comply with Section 16 of the

Securities Exchange Act of 1934.

 This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to file

Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 13th day of November, 2006.

      Signature:/s/ Jason Aryeh

         Jason Aryeh